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                                                                    EXHIBIT 10.4

                             STOCK OPTION AGREEMENT
                              KEY EMPLOYEE OPTION
                                 (Non-qualified)

                                                Dated as of: ___________________

To: ________________________

      Pursuant to the 2004 Stock Option Plan ("2004 Plan") of Tarpon Industries, Inc. (the "Company") and with the approval of the Company's Board of Directors, in accordance with the 2004 Plan, the Company hereby grants to you an option (the "Option") to purchase ____________ (____) Common Shares of the Company (the "Shares") at $____________ per Share, upon the terms and conditions contained in this Stock Option Agreement and in the 2004 Plan, a copy of which is attached to, and made a part of, this Stock Option Agreement.

      1. The Option is intended to be a Nonqualified Option, as defined in the 2004 Plan.

      2. The Option herein granted may not be transferred by you otherwise than by will or by the laws of descent and distribution, and during your lifetime the Option is exercisable only by you.

      3.    (a)   Subject to the other terms of this Option and the 2004 Plan, you may exercise the Option in accordance with the following schedule:

      (i) Between the date of this Option and [_________], none of the Shares may be purchased.

      (ii) Commencing [______________], one-third (1/3) of the Shares may be purchased.

      (iii) Commencing [______________], an additional one-third (1/3) of the Shares may be purchased.

      (iv) Commencing [______________], the final one-third (1/3) of the shares may be purchased.

Notwithstanding anything in this Option to the contrary, the Option shall be exercisable to purchase all of the Shares immediately to the extent not already purchased, (i) ten (10) business days before the consummation of a "Transaction" as defined in Paragraph 16 of the 2004 Plan, and (ii) upon the acquisition by any person, entity or group (as defined pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended) of 51% or more of the Company's outstanding voting securities.

            (b) The Option shall expire (to the extent not previously exercised), and all rights to exercise any unexercised portion of the Option shall cease, on the earliest of (1) the 10th anniversary of the date of this Option, (2) the date you cease to cease to hold any of the positions of an employee, director, consultant or advisor of the Company or a subsidiary because of termination or removal for cause, (3) only with respect to the portion of this Option, if any, that

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is exercisable as of the date of your termination or removal as an employee, director, consultant or advisor of the Company or a subsidiary as a result of your death or permanent disability, one year after the date of such termination or removal, (4) only with respect to the portion of this Option, if any, that is exercisable as of the date of your termination or removal as an employee, director, consultant or advisor of the Company or a subsidiary not because of termination or removal for cause, 90 days after the date of such termination or removal, or (5) only with respect to the portion of this Option, if any, that is not exercisable at the date of termination or removal, the date of such termination or removal. Notwithstanding any other term or provision of this Option to the contrary, the portion of this Option, if any, which is exercisable at the date of termination of your employment, consultation or other service by or to the Company or a subsidiary may be exercised until the expiration date set forth in the preceding sentence.

      4. The Option shall be exercised by giving a written notice of exercise to the Treasurer of the Company. Such notice shall specify the number of Shares to be purchased and shall be accompanied by payment in full of the aggregate option price for the number of Shares purchased and by representation required by paragraph 14 of the 2004 Plan if the Shares to be issued under the 2004 Plan have not been registered under the Securities Act of 1933. Such exercise shall be effective only upon the actual receipt of such written notice and no rights or privileges of a shareholder of the Company in respect of any of the Shares issuable upon the exercise of any part of the Option shall inure to you, or any other person entitled to exercise the Option, unless and until certificates representing such Shares shall have been issued. If at the time of exercise, the Board of Directors allows for payment of all or any part of the exercise price to be made by promissory note, the interest rate for the promissory note will be a market rate.

      5. It is understood and agreed that nothing contained in the 2004 Plan or in this Agreement, nor any action taken by the Committee, shall confer upon you any right with respect to the continuation of your employment by, or other service to, the Company or any subsidiary, nor interfere in any way with the right of the Company or a subsidiary to terminate your employment, or services, at any time.

                                              Very truly yours,

                                              By:  _____________________________

                                              Its: _____________________________

The above is agreed to and accepted.

____________________________________

Dated: _____________________________

                                        2

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                             STOCK OPTION AGREEMENT
                         DIRECTOR AND CONSULTANT OPTION

                                                 Dated as of: __________________

      To: _________________________

      Pursuant to the 2004 Stock Option Plan ("2004 Plan") of Tarpon Industries, Inc. (the "Company") and with the approval of the Company's Board of Directors, in accordance with the 2004 Plan, the Company hereby grants to you an option (the "Option") to purchase _______________ (______) Common Shares of the Company (the "Shares") at $__________ per Share, upon the terms and conditions contained in this Stock Option Agreement and in the 2004 Plan, a copy of which is attached to, and made a part of, this Stock Option Agreement.

      1. The Option is intended to be a Nonqualified Option, as defined in the 2004 Plan.

      2. The Option herein granted may not be transferred by you otherwise than by will or by the laws of decent and distribution, during your lifetime the Option is exercisable only by you.

      3.    (a)   Subject to the other terms of this Option and the 2004 Plan, you may exercise the Option in whole or in part at any time until the expiration of this Option.

            (b) The Option shall expire (to the extent not previously exercised) on the earlier of (i) ten years after the date of this Option, and
(ii) the date you cease to be a director, employee or consultant of the Company because of termination for cause.

      4. The Option shall be exercised by giving a written notice of exercise to the Treasurer of the Company. Such notice shall specify the number of Shares to be purchased and shall be accompanied by payment in full of the aggregate option price for the number of Shares purchased and by the representation required by Paragraph 14 of the 2004 Plan if the Shares to be issued under the 2004 Plan have not been registered under the Securities Act of 1933. Such exercise shall be effective only upon the actual receipt of such written notice and no rights or privileges of a shareholder of the Company in respect of any Shares issuable upon the exercise of any part of the Option shall inure to you, or any other person entitled to exercise the Option, unless and until certificates representing such Shares shall have been issued. If at the time of exercise, the Board of Directors allows for payment of all or any part of the exercise price to be made by promissory note, the interest rate for the promissory note will be a market rate.

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      5.    It is understood and agreed that nothing contained in the 2004 Plan or in this Agreement, nor any action taken by the committee, shall confer upon you any right with respect to the continuation your employment by, or other service to, the Company or any subsidiary, nor interfere in any way with the right of the Company or a subsidiary to terminate your employment by, or other service to, the Company at any time.

                                          Very truly yours,

                                          By  __________________________________
                                          Its __________________________________

The above is agreed to and accepted.

___________________________________

Dated: ____________________________